UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2020

CHINA GREEN AGRICULTURE, INC.

(Exact name of Registrant as specified in charter)

Nevada	001-34260	36-3526027
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

3rd floor, Borough A, Block A. No. 181, South Taibai Road,

Xi’an, Shaanxi province, PRC 710065

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (+86) 29-88231591

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CGA	NYSE

ITEM 4.01 Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm

On August 28, 2020, the Company dismissed Raul Carrega, CPA (the “Former Auditor”) as the independent registered public accounting firm of the Company. The decision to dismiss the Former Auditor was approved by the Company’s Board of Directors.

The Company engaged the Former Auditor during the period from February 6, 2020 to August 28, 2020 (the “Engagement Period”). During the Engagement Period, the Former Auditor did not issue any audit reports on the Company’s consolidated financial statements.

During the fiscal year ended June 30, 2020 and through the date of this Current Report on Form 8-K (the “Report”), there were no disagreements between the Company and Former Auditor on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreement in its report on the consolidated financial statements for such years.

During the fiscal year ended June 30, 2020 and through the date of this Current Report on Form 8-K, there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided the Former Auditor with a copy of the disclosures it is making in the Report prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company has requested that the Former Auditor furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein.  Attached as Exhibit 16.1 is a copy of the Former Auditor’s letter addressed to the SEC relating to the statements made by the Company in this report on this Form 8-K.

(b) New independent registered public accounting firm

On August 28, 2020, (the “Engagement Date”), the Company engaged SS Accounting and Auditing Inc. (“New Auditor”) as its independent registered public accounting firm for the Company’s fiscal year ended June 30, 2020. The decision to engage the New Auditor as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with the New Auditor regarding either:

1. application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that the New Auditor concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)), respectively.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit 16.1:	Letter from Raul Carrega, CPA dated September 2, 2020 to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GREEN AGRICULTURE, INC.

By:	/s/ Zhuoyu Li
Name:	Zhuoyu Li
Title:	Chief Executive Officer
Date:	September 2, 2020

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